UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 30, 2012

CME GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

CME Group Revolving Senior Credit Facility

Effective as of January 11, 2011, CME Group Inc. (the “Company” or “CME Group”) entered into a $1 billion multi-currency revolving senior credit facility with certain financial institutions and other persons party thereto as lenders and Bank of America, N.A., as administrative agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital, UBS Securities LLC, and Wells Fargo Securities, LLC, as joint lead arrangers, for such lenders (the “Senior Credit Facility”). Effective as of November 1, 2011, the Company exercised its option to increase the Senior Credit Facility by $40 million and entered into an amendment (the “2011 Amendment”) to the Senior Credit Facility among CME Group, JP Morgan Chase Bank, N.A. and Bank of America, N.A., as administrative agent.

Effective as of November 30, 2012, the Company entered into an amendment to and extension of the Senior Credit Facility with certain financial institutions and other persons party thereto as lenders and Bank of America, N.A., as administrative agent, to adopt an amended and restated consolidated credit agreement (the “Consolidated Credit Agreement”).

The terms and conditions of the Consolidated Credit Agreement consolidate, amend and restate the terms and conditions of the Senior Credit Facility and the 2011 Amendment to: (i) increase the amount of available funds from $1.040 billion to $1.5 billion, (ii) increase the Company’s option to increase the facility, from time to time to, from $1.5 billion to $2.25 billion, on an aggregate basis, so long as no default is continuing under the Consolidated Credit Agreement, with only the consent of the agent and the lenders providing the additional funds required; and (iii) extend the maturity date from January 11, 2014 to January 12, 2016 except for the non-extending lenders representing $95 million of the existing commitments.

The revolving credit facility as evidenced in the Consolidated Credit Agreement is voluntarily prepayable from time to time without premium or penalty.

The availability of loans under the Consolidated Credit Agreement on and after the closing date is subject to customary conditions, including the absence of any defaults thereunder and the accuracy of the Company’s representations and warranties contained therein in all material respects.

The Consolidated Credit Agreement includes representations and warranties, covenants and events of default, including requirements that the Company maintain a minimum consolidated net worth, as well as customary limitations on liens on the assets of the Company and its significant subsidiaries, subsidiary indebtedness and fundamental changes, including mergers and consolidations of the Company and its significant subsidiaries, dispositions of all or substantially all of the consolidated assets of the Company and its subsidiaries taken as a whole or more than 50% of the voting stock of Chicago Mercantile Exchange Inc., Board of Trade of the City of Chicago, Inc. or New York Mercantile Exchange, Inc.

The foregoing description of the Consolidated Credit Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Consolidated Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Letter of Credit Facility

Effective as of November 30, 2012, the Company entered into a credit agreement (the “Letter of Credit Facility”) with certain financial institutions and other persons party thereto as lenders, and Bank of America, N.A, as administrative agent, Barclays Bank PLC, Citibank, N.A., UBS Securities LLC, and Wells Fargo Bank, National Association as co-syndication agents; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, UBS Securities LLC, and Wells Fargo Securities, LLC as joint lead arrangers and joint book managers. The Letter of Credit Facility is a $250 million revolving credit facility co-terminous with the Consolidated Credit Facility to provide for loans in U.S. Dollars only and for the issuance of standby letters of credit denominated in U.S. dollars up to the full amount of the facility. The availability of loans, the representations and warranties, covenants and events of default of the Letter of Credit Facility are substantially the same as those of the Consolidated Credit Agreement.

The foregoing description of the Letter of Credit Facility is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Letter of Credit Facility, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1. Amendment No. 1 to Credit Agreement and Joinder Agreement, dated as of November 30, 2012, including the Consolidated Form Credit Agreement as Annex A, among CME Group Inc., certain financial institutions and other persons party thereto as lenders, and Bank of America, N.A., as administrative agent.

Exhibit 10.2. Credit Agreement, dated as of November 30, 2012, among CME Group, certain financial institutions and other persons party thereto as lenders, and Bank of America, N.A, as administrative agent, Barclays Bank PLC, Citibank, N.A., UBS Securities LLC, and Wells Fargo Bank, National Association as co-syndication agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, UBS Securities LLC, and Wells Fargo Securities, LLC as joint lead arrangers and joint book managers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: December 5, 2012	By:	/s/ Kathleen M. Cronin
	Name:	Kathleen M. Cronin
	Title:	Managing Director, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Amendment No. 1 to Credit Agreement and Joinder Agreement, dated as of November 30, 2012, including the Consolidated Form Credit Agreement as Annex A, among CME Group Inc., certain financial institutions and other persons party thereto as lenders, and Bank of America, N.A., as administrative agent.

Exhibit 10.2	Credit Agreement, dated as of November 30, 2012, among CME Group, certain financial institutions and other persons party thereto as lenders, and Bank of America, N.A, as administrative agent, Barclays Bank PLC, Citibank, N.A., UBS Securities LLC, and Wells Fargo Bank, National Association as co-syndication agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, UBS Securities LLC, and Wells Fargo Securities, LLC as joint lead arrangers and joint book managers.